Subsequent Event	12 Months Ended
Jun. 30, 2025
Subsequent Event [Abstract]
SUBSEQUENT EVENT

NOTE 16 – SUBSEQUENT EVENT

On September 16, 2025, the holders exercised a total of 19,961 Series B warrants through alternative cashless exercise, and the company issued 79,842 Class A common shares in September 2025.

On October 13, 2025, the company entered into a purchase agreement with investors, agreeing to sell a total of 5,217,391 shares of the company's Class A common stock, with a par value of $0.0025 per share, and the total purchase price is approximately $1.2 million.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the audited consolidated financial statements were available to be issued, and determined that that no subsequent events have occurred that would require recognition or disclosure in these financial statements, except as disclosed in this Note 16 or elsewhere in the notes to the consolidated financial statements.